EXHIBIT 99.4
                                 ------------

                  The Swap Contract Administration Agreement


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                    SWAP CONTRACT ADMINISTRATION AGREEMENT

                  This SWAP CONTRACT ADMINISTRATION AGREEMENT, dated as of September 29, 2006 (this "Agreement"), among THE BANK OF NEW YORK ("BNY"), as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and not in its individual or corporate capacity but solely as Trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and COUNTRYWIDE HOME LOANS, INC. ("CHL").

                  WHEREAS, CHL is a party to two interest rate swap agreements, one between CHL and Barclays Bank PLC ("Barclays" and, the "Class 2-A-2A Swap Counterparty"), with a Trade Date of September 25, 2006 (the "Class 2-A-2A Swap Contract") and one between CHL and Lehman Brothers Special Financing Inc. ("Lehman" and, the "Certificate Swap Counterparty" and together with Barclays, the "Counterparties" and each a "Counterparty"), with a Trade Date of September 25, 2006 and a Global ID of 2676695 (the "Certificate Swap Contract" and together with the Class 2-A-2A Swap Contract, the "Swap Contracts" and each, a "Swap Contract"), copies of which are attached to this Agreement at Exhibit A;

                  WHEREAS, CWALT, Inc. is conveying certain mortgage loans and other related assets to a trust fund, CWALT, Inc. Alternative Loan Trust 2006-OC8 (the "Trust Fund") created pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among CWALT, Inc., as depositor, CHL, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and the Trustee;

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, CHL is assigning all of its rights, and delegating all of its duties and obligations (other than, with respect to the Certificate Swap Contract, its right to receive any Additional Payment (as defined in the Certificate Swap Contract)), under the Swap Contracts to the Swap Contract Administrator, pursuant to an assignment agreement dated as of the date hereof (the "Class 2-A-2A Assignment Agreement") among CHL, as assignor, the Swap Contract Administrator, as assignee, and Barclays and the assignment agreement, dated as of the date hereof (the "Certificate Assignment Agreement" and together with the Class 2-A-2A Assignment Agreement, the "Assignment Agreements"), among CHL, as assignor, the Swap Contract Administrator, as assignee, and Lehman;

                  WHEREAS, the parties hereto desire that the Trustee make remittances to the Swap Contract Administrator as contemplated by and to the extent provided in the Pooling and Servicing Agreement to cover payments due to each Counterparty under the Swap Contracts;

                  WHEREAS, CHL desires that the Net Payments (as defined below) payable by the Certificate Swap Counterparty on the Certificate Swap Contract and the payments from the Class 2-A-2A Swap Counterparty pursuant to the Class 2-A-2A Swap Contract be distributed to the Trustee under the Pooling and Servicing Agreement to be applied for the purposes specified in the Pooling and Servicing Agreement and that the Excess Payments (as defined below) on the Certificate Swap Contract be distributed to CHL;


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                  WHEREAS, CHL and the Trustee desire to appoint the Swap
Contract Administrator, and the Swap Contract Administrator desires to accept such appointment, to distribute funds received under the Swap Contracts to the Trustee and to CHL as provided in this Agreement, and, in the case of a NIM Issuance, to distribute Excess Payments in accordance with the related Swap Excess Assignment Agreement (each as defined below).

                  NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

                  Benefited Certificates: With respect to the Class 2-A-2A Swap Contract, the Class 2-A-2A Certificates and with respect to the Certificate Swap Contract, the LIBOR Certificates.

                  Certificate Swap Administration Account: The separate account created and maintained by the Swap Contract Administrator pursuant to
Section 3 with a depository institution in the name of the Swap Contract Administrator for the benefit of the Certificate Swap Counterparty, CHL and the Trustee on behalf of the Holders of the related Classes of Benefited Certificates and designated "The Bank of New York for Countrywide Home Loans, Inc., Lehman Brothers Special Financing Inc. and certain registered Holders of CWALT, Inc., Mortgage Pass-Through Certificates, Series 2006-OC8". Funds in the Certificate Swap Administration Account shall be held for Lehman Brothers Special Financing Inc., CHL and the Trustee on behalf of the Holders of the related Classes of Benefited Certificates as set forth in this Agreement.

                  Class 2-A-2A Swap Administration Account: The separate account created and maintained by the Swap Contract Administrator pursuant to
Section 3 with a depository institution in the name of the Swap Contract Administrator for the benefit of the Class 2-A-2A Swap Counterparty and the Trustee on behalf of the Holders of the related Classes of Benefited Certificates and designated "The Bank of New York for Barclays Bank PLC and certain registered Holders of CWALT, Inc., Mortgage Pass-Through Certificates, Series 2006-OC8". Funds in the Class 2-A-2A Swap Administration Account shall be held for Barclays and the Trustee on behalf of the Holders of the related Classes of Benefited Certificates as set forth in this Agreement.

                  Excess Payment: For any Distribution Date on or prior to the Certificate Swap Contract Termination Date and as to which the Certificate Swap Contract or a replacement swap contract is in effect, an amount equal to the excess, if any, of (i) the Net Swap Payment (as defined in the Pooling and Servicing Agreement) received by the Swap Contract Administrator from the Certificate Swap Counterparty with respect to such Distribution Date over (ii) the Net Payment for such Distribution Date. For any Distribution Date on or prior to the Certificate Swap Contract Termination Date but only if neither the Certificate Swap Contract nor a replacement swap contract is in effect, zero. For any Distribution Date after the Certificate Swap


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Contract Termination Date, an amount equal to all remaining funds on deposit in the Certificate Swap Administration Account.

                  Indenture Trustee: With respect to a NIM Issuance (if any), the indenture trustee under the indenture pursuant to which the notes related to such NIM Issuance are issued.

                  ISDA Credit Support Annex: An ISDA Credit Support Annex negotiated and established as provided in Section 5.

                  Net Payment: With respect to any Distribution Date on or prior to the Certificate Swap Contract Termination Date, an amount equal to the sum of (i) any Current Interest and Interest Carry Forward Amounts in respect of the related classes of Benefited Certificates, (ii) any Net Rate Carryover in respect of the related classes of Benefited Certificates, (iii) any Unpaid Realized Loss Amounts in respect of the related classes of Benefited Certificates and (iv) any remaining Overcollateralization Deficiency Amount, in each case remaining unpaid following the distribution to the related classes of Benefited Certificates of Excess Cashflow pursuant to
Section 4.02(c)(i) through (iv) of the Pooling and Servicing Agreement. With respect to any Distribution Date after the Certificate Swap Contract Termination Date, zero.

                  NIM Issuance: An issuance by a NIM Trust, on or after the date hereof, of asset-backed notes secured by the Class C Certificates and/or Class P Certificates.

                  NIM Trust: A Delaware statutory trust or other special-purpose entity that is the issuer of the securities issued in connection with a NIM Issuance (if any).

                  Responsible Officer: When used with respect to the Swap Contract Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Swap Contract Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  Swap Administration Account: The Certificate Swap Administration Account or the Class 2-A-2A Swap Administration Account, as applicable.

                  Swap Excess Assignment Agreement: With respect to a NIM Issuance (if any), an agreement executed on or after the date hereof by CHL, the related NIM Trust and the Swap Contract Administrator (in form and substance reasonably satisfactory to the Swap Contract Administrator), pursuant to which rights to receive certain portions of Excess Payments shall be assigned to such NIM Trust and pursuant to which the Swap Contract Administrator shall agree to distribute Excess Payments to the related Indenture Trustee and CHL (in accordance with the terms of such agreement).

2.       Appointment of Swap Contract Administrator.

         CHL and the Trustee hereby appoint BNY to serve as Swap Contract Administrator pursuant to this Agreement and pursuant to the related Swap Excess Assignment Agreement (if any). The Swap Contract Administrator accepts such appointment and acknowledges the


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transfer and assignment to it of CHL's rights and obligations under each Swap
Contract pursuant to the Assignment Agreements. The Swap Contract Administrator agrees to exercise the rights referred to above for the benefit of CHL, the Trustee and the Counterparties and to perform the duties set forth in this Agreement. In the event of a NIM Issuance, the Swap Contract Administrator further agrees to perform the duties set forth in the related Swap Excess Assignment Agreement for the benefit of CHL, the related NIM Trust and the related Indenture Trustee.

3.       Receipt of Funds; Swap Administration Accounts.

         The Swap Contract Administrator hereby agrees to receive (i) on behalf of CHL and the Trustee, all amounts paid by the Certificate Swap Counterparty under the Certificate Swap Contract and all amounts paid by the Class 2-A-2A Swap Counterparty under the Class 2-A-2A Swap Contract and (ii) on behalf of the Class 2-A-2A Swap Counterparty and the Certificate Swap Counterparty, all amounts remitted by the Trustee pursuant to the Pooling and Servicing Agreement for payment to the respective Counterparty.

         The Swap Contract Administrator shall establish and maintain a Certificate Swap Administration Account into which the Swap Contract Administrator shall deposit or cause to be deposited on the Business Day of receipt, (x) all amounts remitted by the Trustee for payment to the Certificate Swap Counterparty pursuant to the Certificate Swap Contract and
(y) all amounts payable by the Certificate Swap Counterparty under the Certificate Swap Contract. All funds deposited in the Certificate Swap Administration Account shall be held for the benefit of the Certificate Swap Counterparty, CHL and the Trustee on behalf of the Holders of the related Classes of Benefited Certificates until withdrawn in accordance with Section 4.

         The Swap Contract Administrator shall establish and maintain a Class 2-A-2A Swap Administration Account into which the Swap Contract Administrator shall deposit or cause to be deposited on the Business Day of receipt, (x) all amounts remitted by the Trustee for payment to the Class 2-A-2A Swap Counterparty pursuant to the Class 2-A-2A Swap Contract and (y) all amounts payable by the Class 2-A-2A Swap Counterparty under the Class 2-A-2A Swap Contract. All funds deposited in the Class 2-A-2A Swap Administration Account shall be held for the benefit of the Class 2-A-2A Swap Counterparty and the Trustee on behalf of the Holders of the related Class of Benefited Certificates until withdrawn in accordance with Section 4.

         Each Swap Administration Account shall be an "Eligible Account" as defined in the Pooling and Servicing Agreement. Funds in the Swap
Administration Accounts shall remain uninvested.

         The Swap Contract Administrator shall give at least 30 days advance notice to the applicable Counterparty, CHL (in the case of the Certificate Swap Administration Account) and the Trustee of any proposed change of location of a Swap Administration Account prior to any change thereof.

4.       Calculations; Distribution of Payments; Delivery of Notices.

         The Swap Contract Administrator hereby agrees to make payments based on the information provided by the Trustee and the Class 2-A-2A Swap Counterparty or the Certificate


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Swap Counterparty, as applicable, and the Swap Contract Administrator shall, absent manifest error, be entitled to rely on information provided by the Trustee, the Class 2-A-2A Swap Counterparty and the Certificate Swap Counterparty.

         (i) On the Business Day of receipt of any payment from the Class 2-A-2A Swap Counterparty, the Swap Contract Administrator shall withdraw the amount of such payment from the Class 2-A-2A Swap Administration Account and distribute such payment to the Trustee for deposit into the Class 2-A-2A Swap Account.

         (ii) On the Business Day of receipt of any payment from the Certificate Swap Counterparty, the Swap Contract Administrator shall withdraw the amount of such payment from the Certificate Swap Administration Account and distribute such amount sequentially, as follows:

         (a) first, to the Trustee for deposit into the Certificate Swap Account, the applicable Net Payment; and

         (b) second, to CHL, the applicable Excess Payment, in accordance with the following wiring instructions:

               Bank:    Bank of New York
               Account Name: Countrywide Home Loans
               Account No:       8900038632
               ABA No:  021000018
               REF:     CWALT 2006-OC8 X'S SwapPyt

         On the Business Day of receipt of any payment from the Trustee for payment to a Counterparty, the Swap Contract Administrator shall withdraw the amount of such payment from the applicable Swap Administration Account and distribute such amounts to the respective Counterparty in accordance with the wiring instructions specified in the Assignment Agreements.

         The Swap Contract Administrator shall prepare and deliver any notices required to be delivered under the Swap Contracts.

         On the Business Day of receipt of any notices, information or reports received by the Swap Contract Administrator from a Counterparty, the Swap Contract Administrator shall provide the same to the Trustee, including without limitation information regarding any Net Swap Payment or Swap Termination Payment that will be payable by the Swap Contract Administrator to such Counterparty with respect to the next Distribution Date.

5.       Control Rights; Credit Support Annex; Replacement Swap Contract.

         The Trustee shall have the right to direct the Swap Contract Administrator with respect to the exercise of any right under a Swap Contract (such as the right to designate an Early Termination Date following an Event of Default (each such term as defined in each Swap Contract).


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         Upon the Swap Contract Administrator obtaining actual knowledge of the rating of a Counterparty falling below the Approved Rating Thresholds (as defined in the applicable Swap Contract) or upon the Swap Contract Administrator obtaining actual knowledge of a Ratings Event (as defined in the applicable Swap Contract), the Swap Contract Administrator, at the direction of the Trustee, shall demand payment of the Delivery Amount from the applicable Counterparty, (as defined in the applicable ISDA Credit Support Annex) on each Valuation Date (as defined in the applicable ISDA Credit Support Annex) and perform its other obligations in accordance with the applicable ISDA Credit Support Annex or (ii) take such other action required under the applicable Swap Contract. If a Delivery Amount is demanded, the Swap Contract Administrator shall establish an account to hold cash or other eligible investments pledged under such ISDA Credit Support Annex. Any such account shall be an "Eligible Account" as defined in the Pooling and Servicing Agreement. Any cash or other eligible investments pledged under an ISDA Credit Support Annex shall not be part of any Swap Administration Account unless they are applied in accordance with such ISDA Credit Support Annex to make a payment due to the Swap Contract Administrator pursuant to the applicable Swap Contract.

         In the event that the Certificate Swap Contract is terminated, CHL shall assist the Swap Contract Administrator in procuring a replacement swap contract with terms approximating those of the original Certificate Swap Contract.

         In the event that a Swap Contract is terminated and the Swap Contract Administrator enters into a replacement swap contract procured by CHL or the applicable Counterparty, the Swap Contract Administrator shall continue to serve as Swap Contract Administrator pursuant to the terms hereof. Any Swap Termination Payment received from the applicable Swap Counterparty shall be used to pay any upfront amount required under any replacement swap contract, and any excess shall be distributed to CHL. In the event that a replacement swap contract cannot be procured, any Swap Termination Payment received from the applicable Swap Counterparty in respect of the termination of the original Swap Contract shall be held in the related Swap Administration Account and distributed as provided in Section 4. In the event that a replacement swap is procured and the replacement counterparty pays an upfront amount to the Swap Contract Administrator in connection with the execution of such replacement swap contract, the Swap Contract Administrator shall use such upfront amount to pay any remaining Swap Termination Payment due to the applicable Swap Counterparty in respect of the original Swap Contract, and shall remit to the Trustee the remaining portion of such upfront amount (based on information provided by the Trustee) to be included in (i) with respect to the Certificate Swap Contract, Interest Funds for Loan Group 1 and Loan Group 2 and the Principal Distribution Amount for Loan Group 1 and Loan Group 2 for the following Distribution Date to the extent that a Swap Termination Payment was payable to the Certificate Swap Counterparty in connection with the termination of the original Certificate Swap Contract and Interest Funds for Loan Group 1 and Loan Group 2 and the Principal Distribution Amount for Loan Group 1 and Loan Group 2 for one or more preceding Distribution Dates were used to cover such Swap Termination Payment or (ii) with respect to the Class 2-A-2A Swap Contract, Interest Funds for Loan Group 2 and the Principal Distribution Amount for Loan Group 2 for the following Distribution Date to the extent that a Swap Termination Payment was payable to the Class 2-A-2A Swap Counterparty in connection with the termination of the original Class 2-A-2A Swap Contract and Interest Funds for Loan Group 2 and the Principal Distribution Amount for Loan


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Group 2 for one or more preceding Distribution Dates were used to cover such
Swap Termination Payment, as applicable.

         Any upfront amount paid by a replacement counterparty that is not (x) used by the Swap Contract Administrator to cover any remaining Swap Termination Payment payable to the applicable Swap Counterparty in respect of the original Swap Contract or (y) remitted by the Swap Contract Administrator to the Trustee to be included in the Interest Funds and Principal Distribution Amount as described in the preceding paragraph, shall be distributed to CHL.

6. Representations and Warranties of the Swap Contract Administrator. The Swap Contract Administrator represents and warrants as follows:

         (a) BNY is duly organized and validly existing as a banking corporation under the laws of the State of New York and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations as Swap Contract Administrator under this Agreement.

         (b) The execution, delivery and performance of this Agreement by BNY as Swap Contract Administrator has been duly authorized by BNY.

         (c) This Agreement has been duly executed and delivered by BNY as Swap Contract Administrator and is enforceable against BNY in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

7.       Certain Matters Concerning the Swap Contract Administrator.

         (a) The Swap Contract Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

         (b) No provision of this Agreement shall be construed to relieve the Swap Contract Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

                  (i) the duties and obligations of the Swap Contract Administrator shall be determined solely by the express provisions of this Agreement, the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Swap Contract Administrator and the Swap Contract Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Swap Contract Administrator and conforming to the requirements of



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                        this Agreement that it reasonably believed in good
                        faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Swap Contract Administrator, unless the Swap Contract Administrator was grossly negligent or acted in bad faith or with willful misfeasance; and

                  (iii) the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party, or exercising any power conferred upon the Swap Contract Administrator under this Agreement.

         (c)      Except as otherwise provided in Sections 7(a) and 7(b):

                  (i) the Swap Contract Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Swap Contract Administrator may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

                  (iii) the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (iv) the Swap Contract Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Class 2-A-2A Swap Counterparty, the Certificate Swap Counterparty, CHL or the Trustee; provided, however, that if the payment within a reasonable time to the Swap Contract Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Swap Contract Administrator not reasonably assured to the Swap Contract Administrator by the Class 2-A-2A Swap Counterparty, the Certificate Swap Counterparty, CHL and/or the Trustee, the Swap Contract Administrator may require reasonable



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                        indemnity against such expense, or liability from the
                        Class 2-A-2A Swap Counterparty, the Certificate Swap Counterparty, CHL and/or the Trustee, as the case may be, as a condition to taking any such action; and

                  (v) the Swap Contract Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it.

         (d) CHL covenants and agrees to pay or reimburse the Swap Contract Administrator, upon its request, for all reasonable expenses and disbursements incurred or made by the Swap Contract Administrator in accordance with any of the provisions of this Agreement except any such expense or disbursement as may arise from its negligence, bad faith or willful misconduct. The Swap Contract Administrator and any director, officer, employee or agent of the Swap Contract Administrator shall be indemnified by CHL and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Swap Contracts or the Assignment Agreements, or in connection with the performance of any of the Swap Contract Administrator's duties hereunder or thereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Swap Contract Administrator's duties hereunder or thereunder. Such indemnity shall survive the termination of this Agreement or the resignation of the Swap Contract Administrator hereunder and under the Swap Contracts and the Assignment Agreements. Notwithstanding anything to the contrary in this Section 7(a), any expenses, disbursements, losses or liabilities of the Swap Contract Administrator or any director, officer, employee or agent thereof that are made or incurred as a result of any request, order or direction of any NIM Insurer or any of the Certificateholders made to the Trustee as contemplated by
                  Section 8.02(ix) of the Pooling and Servicing Agreement and consequently made to the Swap Contract Administrator by the Trustee shall be payable by the Trustee out of the security or indemnity provided by any NIM Insurer or such Certificateholders pursuant to Section 8.02(ix) of the Pooling and Servicing Agreement.

         (e) Upon the resignation of BNY as Trustee in accordance with the Pooling and Servicing Agreement, (i) BNY shall resign and be discharged from its duties as Swap Contract Administrator hereunder and (ii) the Person that succeeds BNY as Trustee shall be appointed as successor Swap Contract Administrator hereunder upon its execution, acknowledgement and delivery of the instrument accepting such appointment in accordance with Section 8.08 of the Pooling and Servicing Agreement, whereupon the duties of the Swap Contract Administrator hereunder shall pass to such Person. In addition, upon the appointment of a successor Trustee under the Pooling and Servicing Agreement, such successor Trustee shall succeed to the rights of the Trustee hereunder.



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         (f)      In the event of a NIM Issuance, nothing in this Section 7
                  shall limit or otherwise modify or affect the rights, duties or obligations of the Swap Contract Administrator under the related Swap Excess Assignment Agreement.

8.       Miscellaneous.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (b) Each of BNY and CHL hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

         (c) The Class 2-A-2A Swap Counterparty and the Certificate Swap Counterparty shall be express third party beneficiaries of this Agreement for the purpose of enforcing the provisions hereof to the extent of each Counterparty's rights explicitly specified herein as if a party hereto.

         (d) This Agreement shall terminate upon the termination of the Swap Contracts and the disbursement by the Swap Contract Administrator of all funds received under the Swap Contracts to CHL and the Trustee on behalf of the Holders of the Benefited Certificates.

         (e) This Agreement may be amended, supplemented or modified in writing by the parties hereto, provided that no amendment shall adversely affect in any material respect the Counterparty without the prior written consent of the Counterparty, which consent shall not be unreasonably withheld.

         (f) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all such counterparts taken together shall be deemed to constitute one and the same instrument.

         (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (h) The representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement. No act or omission on the part of any party hereto shall constitute a waiver of any such representation or warranty.

         (i) The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning of this Agreement.



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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                THE BANK OF NEW YORK,
                                as Swap Contract Administrator


                                By: /s/ Michael Cherchio
                                   ------------------------------------------
                                Name:  Michael Cherchio
                                Title: Assistant Treasurer


                                THE BANK OF NEW YORK,
                                not in its individual or corporate capacity but solely as Trustee


                                By: /s/ Michael Cherchio
                                   ------------------------------------------
                                Name:  Michael Cherchio
                                Title: Assistant Treasurer


                                COUNTRYWIDE HOME LOANS, INC.


                                By: /s/ Michael Schloessmann
                                ----------------------------------------------
                                Name:  Michael Schloessmann
                                Title: Senior Vice President




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                                   EXHIBIT A

                                SWAP CONTRACTS





                                      A-1